UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 19, 2021
VMWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue	Palo Alto	CA	94304
(Address of Principal Executive Offices)			(Zip code)
Registrant’s telephone number, including area code: (650) 427-5000
N/A
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	VMW	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 19, 2021, VMware, Inc. (“VMware”) issued a press release announcing a record date (the “Record Date”) of October 29, 2021 for VMware’s $11.5 billion conditional special cash dividend payable pro-rata to all VMware stockholders (the “Special Dividend”) as of the close of business on the Record Date in connection with that certain Separation and Distribution Agreement, dated as of April 14, 2021 (the “Separation and Distribution Agreement”), by and between VMware and Dell Technologies Inc. ("Dell"). The press release also contains certain other information regarding the Special Dividend.

Payment of the Special Dividend remains subject to the satisfaction of the Dividend Payment Conditions (as defined in the Separation and Distribution Agreement), which are described in VMware’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2021 and October 7, 2021. It is currently expected that the payment date for the Special Dividend will be November 1, 2021.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

99.1	Press Release of VMware, Inc. dated October 19, 2021
Cautionary Statement Regarding Forward-Looking Statements
Statements regarding the Record Date, Special Dividend, including the expected payment date, and all other statements in this report and the exhibits furnished herewith, other than historical facts, constitute forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act of 1933. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. VMware may be delayed in consummating or may not be able to complete the transactions contemplated by the Separation and Distribution Agreement, including the Special Dividend, on the terms described in the Separation and Distribution Agreement or other acceptable terms or at all because of a number of factors, including (1) satisfaction of conditions related to and VMware’s ability to pay the Special Dividend, (2) the occurrence of any event, change or other circumstances that could give rise to delay in the consummation of or failure to satisfy conditions precedent to the transactions contemplated by, or result in the termination of, the Separation and Distribution Agreement, (3) adverse changes in general economic, capital markets or other market conditions, (4) the impact of the COVID-19 pandemic on VMware’s operations, financial condition, customers, the business environment and global and regional economies, (5) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into and rapid technological changes in the industries in which VMware competes, and new product and marketing initiatives by VMware’s competitors, (6) the ability to successfully integrate into VMware acquired companies and assets and smoothly transition services related to divested assets from VMware, (7) VMware’s customers’ ability to transition to the new products, platforms, services, solutions and computing strategies that VMware offers, and the uncertainty of their acceptance of emerging technologies, (8) VMware’s ability to enter into, maintain and extend strategically effective partnerships, collaborations and alliances, (9) the continued risk of litigation and regulatory actions, (10) VMware’s ability to protect its proprietary technology, (11) risks associated with cyber-attacks, information security and data privacy, (12) disruptions resulting from key management changes and VMware’s ability to retain and hire key personnel, (13) risks associated with international sales such as fluctuating currency exchange rates and increased trade barriers and tariffs, (14) VMware’s relationship with Dell and matters relating to Dell’s investment in VMware and (15) changes in VMware’s financial condition. These forward-looking statements are made as of the date of this Current Report, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the SEC, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that VMware may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this Current Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 19, 2021

VMware, Inc.

By:	/s/ Craig Norris
Craig Norris
Vice President, Deputy General Counsel and Assistant Secretary